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USAA BALANCED STRATEGY FUND
SUPPLEMENT DATED DECEMBER 7, 2011
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2011

This supplement describes important changes affecting the USAA Balanced Strategy Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (the Board) at its November 2011 meeting as being in the best interests of the Fund's shareholders.

Effective close of business on December 6, 2011, the subadvisory agreement between IMCO and QS Investors LLC (QS Investors) terminated. IMCO recommended, and the Board approved, the termination of QS Investors based on its long-term performance history. IMCO believes that it has the equity portfolio management expertise to manage U.S. large-cap equity portfolios and will begin managing the U.S. equity portion of the Fund immediately.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2011, IS REVISED AS FOLLOWS.

Delete the reference to QS Investors, LLC (QS Investors) and the section entitled SUBADVISER(S) on page 8 of the Prospectus.

Delete the portfolio manager disclosure under the IMCO Stocks subsection under the section entitled PORTFOLIO MANAGER(S) on page 8 of the Prospectus and replace with the following:

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the portion of the stocks investment category that invests in ETFs since July 2009 and stocks since December 2011.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the stocks investment category that invests in ETFs since July 2009 and stocks since December 2011.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the portion of the stocks investment category that invests in stocks since December 2011.

Delete the section referencing QS Investors under the section entitled PORTFOLIO MANAGER(S) on page 8 of the Prospectus.

Delete the first paragraph after the question "What types of stocks are included in the Fund's portfolio?" under the "STOCKS" section on page 11 of the Prospectus and replace with the following:

The portion of the portfolio invested in stocks will be invested in domestic common stocks and other equity securities within all asset classes (small-, mid-, and large-cap), with a primary focus on large-cap stocks. Equity securities may include common stocks, preferred stocks, convertible securities, and depositary receipts for such securities.

Delete the reference to QS Investors and their response to the question "How are the decisions to buy and sell stocks made?" found on page 15 of the Prospectus and insert the following as the first paragraph under the IMCO section:

With respect to the portion of the Fund’s assets invested in stocks by IMCO, we rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors including its financial condition, earnings outlook strategy, management, industry position, and economic and market conditions.

Delete the third and fourth paragraphs on page 26 of the Prospectus referencing the Investment Subadvisory Agreement with QS Investors.

Delete the portfolio manager disclosure under the IMCO Stocks subsection under the section entitled PORTFOLIO MANAGER(S) on page 27 of the Prospectus and replace with the following:

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation. He joined USAA in February 2009. He has co-managed the portion of the stocks investment category that invests in ETFs since July 2009 and stocks since December 2011. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He holds the CFA designation.

Wasif A. Latif, Vice President of Equity Investments, has worked for USAA since June 2006. He has co-managed the portion of the stocks investment category that invests in ETFs since July 2009 and stocks since December 2011. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the stocks investment category since December 2011. She has 24 years of investment management experience and has worked for USAA for 12 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Delete the heading QS INVESTORS and the reference to Robert Wang and Russell Shtern under the PORTFOLIO MANAGER(S) section on page 27 of the Prospectus.

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USAA MUTUAL FUNDS TRUST

Growth and Tax Strategy Fund (USBLX)	World Growth Fund Shares (USAWX)
Balanced Strategy Fund (USBSX)	World Growth Fund Adviser Shares (USWGX)
Precious Metals and Minerals Fund Shares (USAGX)	GNMA Trust Fund Shares (USGNX)
Precious Metals and Minerals Fund Institutional Share (UIPMX)	GNMA Trust Adviser Shares (UAGNX)
and Adviser Shares (UPMMX)	Treasury Money Market Trust (UATXX)
Cornerstone Strategy Fund (USCRX)	International Fund Shares (USIFX)
Emerging Markets Fund Shares (USEMX)	International Fund Institutional Shares (UIIFX) and
Emerging Markets Fund Institutional Shares (UIEMX) and	Adviser Shares (UAIFX)
Adviser Shares (UAEMX)	Managed Allocation Fund (UMAFX)

SUPPLEMENT DATED DECEMBER 7, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2011

All references to QS Investors, LLC have been deleted from the Statement of Additional Information.

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